Exhibit 99.2 Investor Presentation March 2024

Cautionary Statement Regarding Forward-Looking Information This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “anticipates,” “plans,” or similar expressions to identify forward-looking statements. Forward-looking statements include, but are not limited to, comments about Kohl’s future financial plans, capital generation, management and deployment strategies, adequacy of capital resources and the competitive environment. Such statements are subject to certain risks and uncertainties, which could cause the Company's actual results to differ materially from those anticipated by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks described more fully in Item 1A in the Company’s Annual Report on Form 10-K, which are expressly incorporated herein by reference, and other factors as may periodically be described in the Company’s filings with the SEC. Any number of risks and uncertainties could cause actual results to differ materially from those Kohl’s expresses in its forward-looking statements, including macroeconomic conditions such as inflation. Forward-looking statements relate to the date initially made, and Kohl’s undertakes no obligation to update them. Non-GAAP Financial Measures In addition, this presentation contains non-GAAP financial measures, including Adjusted Free Cash Flow. Reconciliations of all non-GAAP measures to the most directly comparable GAAP measures are included in the Appendix of this presentation. 2

Investment Highlights 4 Kohl’s Foundation 5 Our Strategic Priorities 8 Financial Outlook 29 3

A compelling opportunity through extensive repositioning • New leadership team executing new growth strategy led by accomplished retail veteran Tom Kingsbury • Sephora at Kohl’s driving significant sales gains and is expected to exceed $2B in sales by 2025 • Capitalizing on $2B+ new category growth opportunity across home, baby gear, gifting, and impulse • Simplifying value strategies to offer consistently competitive prices • Driving inventory turn while continuing to manage expenses tightly • Reducing our overall debt while remaining committed to the dividend • Remain committed to long-term operating margin target of 7% to 8% 4

Kohl's is building on a solid foundation Convenient Nationwide Great Product from Top Brands Omni-Channel Reach 1,174 Stores Largest department store 80% (1) chain in America of Americans live within 15 miles of a Kohl’s store 20M+ Delivering Great Value Active App Users 900+ Sephora @ Kohl’s 60M+ 30M+ Customers Loyalty 29% Members Digital Penetration All figures 2023 unless otherwise noted (1) Based on number of locations 5

Meaningful opportunity to improve performance Long-Term Financial Framework SALES GROWTH OPERATING MARGIN Low-single digits % 7% - 8% +LSD% • Delivered 2023 earnings ahead of guidance range, with best $18,471 comparable store sales performance since 2010 7% to 8% $17,161 8.6% • Well-positioned for improved results in 2024, with expected $16,586 (1%) to +1% comp sales growth and gross margin expansion • Significant growth opportunity driven by Sephora at Kohl’s and 3.6% to 4.1% new category expansions, supported by stability in our apparel 4.1% and footwear offerings 1.4% • Remain committed to our 7% to 8% long-term operating (1) 2021 2022 2023 2024(e) Long-Term margin target, which will be driven predominantly by leverage on higher sales Net Sales (Millions) Operating Margin (1) Based on 2024 guidance. 2024 is a 52 week year versus 2023 which was a 53 week year. Comparable sales guidance for 2024 is 0% to 2%. 2024 guidance includes potential impact from CFPB late fee regulatory changes in second half of 2024. 6

New leadership team positioned to capitalize on opportunity



Tom Kingsbury appointed as CEO in 2023, bringing exceptional industry expertise and leadership experience in transformational strategies

- Track record of growing retail businesses, coupled with deep knowledge of the Company through previous roles at Kohl's, both as a director and as an executive
- Proven progress to date on strategy, including the best comparable store sales performance since 2010 in 2023 as well as enhanced inventory disciplines, resulting in a 10% YoY reduction in inventory at year-end 2023
- Refreshed Kohl's leadership team with talented retail executives and reorganized merchandising and marketing departments to drive sales productivity and efficiency in operations

Supported by strong operating committee with relevant retail experience

Jill Timm



Chief Financial Officer

(Since Nov. 2019)

Nick Jones (1)



Chief Merchandising & Digital Officer

(Since Mar. 2023)

Fred Hand (1)



SEVP, Director of Stores

(Since Sep. 2023)

Siobhán Mc Feeney



Chief Technology Officer

(Since Jul. 2022)

Christie Raymond



Chief Marketing Officer

(Since Aug. 2022)

Mari Steinmetz (1)



Chief People Officer

(Since Apr. 2023)

Michelle Banks



Chief DEI Officer

(Since May 2021)

Jennie Kent (1)



Chief Legal Officer & Corporate Secretary

(Since Feb. 2023)

Gregg Barta (1)



EVP - Supply Chain & Logistics

(Since Nov. 2023)

(1) Indicates new leadership position in 2023

KOHL'S 7

Strategic Priority Highlights Accelerate and Manage Inventory Enhance the Simplify Our Value and Expenses Strengthen the Customer Experience Strategies with Discipline Balance Sheet • Increasing productivity • Driving cash flow through • Re-establishing stores as key • Increasing inventory turns through targeted offers and inventory management focal point to regain sales by embedding new timely clearance events and lower capital spend productivity inventory management in 2024 processes • Enhancing value perception • Sephora sales expected to by offering more competitive • Reducing long-term debt exceed $2 billion by 2025 • Planning inventory down and consistent pricing and overall leverage mid-single digits % with • $2+ billion of incremental increased ability to chase • Expansion of co-brand credit • Maintaining balanced sales opportunity in new card represents significant capital allocation strategy categories • Continuing to manage opportunity and commitment to expenses tightly with • Driving customer dividend greater marketing • Leverage industry leading engagement through more efficiency and automation loyalty program (Kohl’s Cash, relevant apparel and Kohl’s Rewards, Kohl’s Card) footwear offerings 8

Our Strategic Priorities Enhance the Customer Experience • Re-establishing stores as key focal point of strategy by creating an engaging in-store experience to regain sales productivity • Sephora sales expected to exceed $2 billion by 2025 • $2+ billion of incremental sales opportunity in under-penetrated categories (e.g. home, baby gear, gifting, impulse) • Driving customer engagement through more relevant apparel and footwear offerings with new go-to market strategies 9

ENHANCE THE CUSTOMER EXPERIENCE Re-establishing stores as a key focus to drive productivity Store Experience Actions 900+ Sephora at Kohl’s locations Enhanced signage and simplified graphics Front-of-store seasonal gifting destination Expanded self-checkout kiosks Improving merchandising flow & adjacencies (in progress) Expanding impulse checkouts to additional 350 stores (in progress) Best comparable store sales performance since 2010 Best comparable store sales performance since 2010 Evidence our strategy is working Evidence our strategy is working 10

ENHANCE THE CUSTOMER EXPERIENCE Sephora at Kohl’s is a beauty share leader +90% $2B+ Sales Goal by Total Sales 2025 Growth Y/Y +25% 910 • Sephora at Kohl’s sales exceeded $1.4 billion in 2023 with strong growth Comparable Sephora at Kohl’s experienced in both large and small format shops. Rolling out to the Sales Growth Y/Y shops balance of chain by 2025. • Strong sales momentum driven by increasing awareness and replenishment traffic • Opportunity to strengthen cross-shopping through assortment and loyalty enhancements • Highly accretive margins will remain a tailwind to overall company operating margin 11

ENHANCE THE CUSTOMER EXPERIENCE Underpenetrated Home Baby Gear Categories are a $2B+ Sales Opportunity Gifting Impulse 12

ENHANCE THE CUSTOMER EXPERIENCE Home is a meaningful market opportunity for Kohl’s • Aggressive expansion into home decor, a large and growing category • Efforts leverage leadership’s prior experience in building home business • Strong initial customer response to our in-store home decor assortment Wall Art Glassware / Ceramics Botanicals Storage Lighting Seasonal Decor Pet Other Substantial Market Share Opportunity 13

ENHANCE THE CUSTOMER EXPERIENCE Partnering with Babies “R” Us to meaningfully expand our presence in the baby gear category • Establishes Kohl’s as a destination for the total baby • Leverages Kohl’s strong omnichannel platform across stores category through strategic partnership with Babies “R” Us and digital • Significant growth opportunity in a large category that • Plan to open Babies “R” Us shops in approximately 200 builds on our existing assortment and broadens our reach Kohl’s stores in Fall 2024 and will also have a digital presence with younger customers. • Plan to launch Babies “R” Us at Kohl’s baby registry in 2024 14

ENHANCE THE CUSTOMER EXPERIENCE Kohl’s has become a year-round gifting destination • Repositioned Kohl’s to become a leader in gifting through our efforts in 2023 • Created robust seasonal gifting destination with expanded assortment to inspire customers as they enter the store • Strong performance across all key events in 2023 (e.g. Valentine’s Day, Mother’s Day, Holiday) • Expect growth to continue in 2024 as we build further awareness, broaden the categories offered, and invest in more inventory around key events 50% 15%+ in-store gifting of holiday gifting sales growth assortment was in Q4 2023 new in 2023 15

ENHANCE THE CUSTOMER EXPERIENCE Building on initial growth in impulse categories Impulse sales grew 40%+ in Expanding queuing fixtures to Expanding assortment to 2023, driven by expanded an additional 350 stores in include a variety of beauty, assortment 2024, bringing our total to 435 wellness, toys, snacks, and stores other products 16

ENHANCE THE CUSTOMER EXPERIENCE Increasing relevancy of apparel & footwear offerings • Refining how we buy and allocate goods to better meet our customers’ needs • Expect improved performance in 2024 across our apparel and footwear assortment Enhancing Processes to Deliver More Relevant Product Simplifying the buying process and operating with greater flexibility to respond to trends Leveraging market brands to deliver more relevance in fashion categories with greater speed Increasing the number of relevant national brands Shortening proprietary brand design cycles Serving more customer needs by expanding breadth of choices Improving allocation process with more inventory available to flow 17

ENHANCE THE CUSTOMER EXPERIENCE Our efforts are underway and will build in 2024 Dresses Juniors Men’s Kids • Building off of our • Market brands were • Diversifying offering • Strengthening offering recent success, introduced in late 2023 and to serve more across pre-teen, little kids expanding dedicated will scale further in 2024 wearing occasions and baby through greater in-store dress shops newness and new brands in 2024 while focusing on • +500 bps improvement in • Increasing choice and simplified value Juniors sales trend in Q4 relevance in polished • Dresses 2023 relative to Q1-Q3 2023 casual, expanding outperformed in use of market brands 2023, with positive to deliver on the sales growth in stores latest fashion trends, and introducing new brands (1) INTRODUCTION OF NEW BRANDS (1) Available in Kohl’s in Spring 2024 18

Our Strategic Priorities Accelerate & Simplify Our Value Strategies • Increasing productivity through targeted offers and timely clearance events, while reducing complex layered and general promotions • Enhancing value perception by offering more consistently competitive prices, with successful testing of high volume pricing within our private brands • Expansion of co-brand credit card represents significant opportunity for our credit business • Leverage industry leading loyalty program (Kohl’s Cash, Kohl’s Rewards, Kohl’s Card) 19

ACCELERATE & SIMPLIFY OUR VALUE STRATEGIES Simplifying value to drive better customer engagement • Consumer expectations have evolved over the past decade as retail has shifted to more balance between price and promotional strategies Value Strategy Actions • We are simplifying our value strategies to ensure we are meeting our More targeted offers versus general customers’ expectations while attracting new customers with consistently promotional offers competitive prices Eliminated digital-only deals • Actions will enhance our value perception, drive customer engagement and conversion, and increase access to more elevated product and brands More timely clearance events High volume pricing on key value items successfully tested on 30% of private brand units Scaling key value items initiative across private brands (in progress) Improving Value Perceptions (1) Progressively through 2023 (1) Based on internal customer insights data 20

ACCELERATE & SIMPLIFY OUR VALUE STRATEGIES

Strengthening our credit business with co-brand expansion

Combining industry leading value with a new, modern credit approach

- Co-brand card **enhances credit offering** and represents a **significant incremental revenue growth opportunity** of $250M to $300M annually by 2025
- **Expands addressable market** by reaching a broader customer base that prefers the greater payment flexibility of co-brand cards as compared to private label credit cards (PLCC)
- **Co-brand has higher average balances and are more reliant on revolving interest fees** as compared to our PLCC card and also **introduces additional revenue streams** such as interchange fees
- **Targeting new credit customers**, as well as converting additional existing PLCC holders (<1M converted in 2023, ~5M planned in 2024)


KOHL'S
VISA
Signature
MOST VALUED CUSTOMER
KOHL'S
000 0000 000 00
MOST VALUED CUSTOMER
KOHL'S
000 0000 000 00
VALUED CUSTOMER

Building off Strong Private Label Credit Card Base

~20M	6x	Significant runway for conversion to co-brand
Active Card Accounts	More Spend[1]	

KOHL'S

(1) 6x more spend versus non-loyalty customer

21

Our Strategic Priorities Manage Inventory & Expenses with Discipline • Increasing inventory turns by embedding new inventory management control processes • Planning inventory down mid-single digits % with increased ability to chase • Continuing to manage expenses tightly with greater marketing efficiency and automation while increasing productivity in stores and distribution centers 22

MANAGE INVENTORY & EXPENSES WITH DISCIPLINE Enhanced inventory processes are driving improved results • Greater ability to chase Operating with open-to-buy • Reduced markdown risk • Flexibility to react to demand • Faster lead times Leveraging domestic marketplace • More trend-right product • Regular traffic driver Clearing goods on a monthly basis • Fresher assortment • Smaller markdown • Fresher assortment Flowing goods more quickly to stores • Improved working capital • Less labor intensive Inventory Key Metrics (10%) 2nd Highest 4.0x 2023 Inventory vs. 2022 Gross Margin since 2011 Inventory Turn Goal 23

MANAGE INVENTORY & EXPENSES WITH DISCIPLINE Long history of managing expenses with discipline • Managed SG&A expenses flat versus 2017 despite significant expense inflation • SG&A expenses were down (1.3%) in 2023, despite the 53rd week Flat SG&A Initiatives to Drive Expense Efficiency $5.5B $5.5B • Drive increased productivity across enterprise by leveraging automation and technology • Increase marketing efficiency to goal of 4% advertising to sales ratio • Investing in technology to improve productivity in fulfillment centers • Benefit from efficient organization structure 2017 2018 2019 2020 2021 2022 2023 24

Our Strategic Priorities Strengthen the Balance Sheet • Driving cash flow through inventory management and lower capital spend in 2024 • Reducing long-term debt and overall leverage • Maintaining balanced capital allocation strategy and commitment to dividend 25

STRENGTHEN THE BALANCE SHEET Improving cash flow will return balance sheet to historical strength Cash flow improved in 2023 and Key balance sheet and cash flow expected to remain solid in 2024 metrics set to improve in 2024 Operating Cash Flow (Billions) (1) Adj. Free Cash Flow (Billions) 2017-2019 (2) AVG. METRIC 2022 2023 2024E $1.8 $988M $153M $183M Rebuild Cash $1.2 $1.0 $0.5 Revolver $0 $85M $92M $0 $0.3 ($0.6) $702M $826M $577M ~$500M Capex (2) 2017-2019 Avg. 2022 2023 2024(e) • Inventory management • Lower capital spend (1) Adjusted Free Cash Flow is a non-GAAP financial measure. Please refer to the reconciliation included in the Appendix for more information. (2) Based off 2024 guidance 26

STRENGTHEN THE BALANCE SHEET Reducing long-term debt and overall leverage Kohl’s has reduced long-term debt Key Balance Sheet Actions in 2024 by more than $1 billion since 2017 Pay down revolver balance Rebuild cash balance $2.8 $2.5 Capitalize on additional opportunities to reduce debt $1.9 $1.9 $1.9 $1.9 $1.6 $ O/S Maturity Coupon (Millions) (1) 5/2025 10.75% 113 4.25% 353 7/7025 2029 7.25% 42 2017 2018 2019 2020 2021 2022 2023 (1) 4.625% 500 2031 Long-Term Debt at Year End (Biillions) 2033 6.00% 112 6.875% 101 2037 $275M 2045 5.55% 427 of bonds retired in 2023 Total 5.50% 1,648 (1) Coupon reflects incremental 125 bp step ups on May 2025 and May 2031 bonds 27

STRENGTHEN THE BALANCE SHEET Capital allocation priorities support balance sheet goals Invest in the Business Support growth-driving initiatives (Sephora, impulse, Babies “R” Us) with capex of ~$500M in 2024 Committed to Dividend Return ~$220M annually to shareholders through $2.00 dividend per share ($0.50 quarterly) Reduce Debt Pay off revolver and opportunistically address long-term maturities Share Repurchases Resume share repurchases over the long-term with excess cash flow following improvement in overall leverage 28

2024 Guidance and Long-Term Financial Framework 29

2024 Outlook METRIC FULL YEAR GUIDANCE Net Sales (1%) to +1% vs. 2023 Comp Sales 0% to +2% vs. 2023 Operating 3.6% to 4.1% Margin Diluted EPS $2.10 to $2.70 (1) 2024 guidance includes potential impact from CFPB late fee regulatory changes in second half of 2024 and excludes any non-recurring charges. 30

Remain confident in ability to drive a 7% - 8% operating margin 7% - 8% Drivers Pressures • Sales Growth Leverage • Wage inflation • Inventory management • Technology investments 4.1% • Product cost / freight • Marketing efficiency • Automation 2023 LONG-TERM 31

Appendix 32

Q4 2023 Summary Key Takeaways Q4 2023 • Net sales declined (1.1%) versus Q4 2022 and comparable sales, which excludes the 53rd • Fourth quarter earnings reflect strong week, declined (4.3%) gross margin and expense management as well as a lower tax rate as compared to • Gross margin increased 937 bps compared to last year driven primarily by reduced clearance last year markdowns, as well as lower freight expense and digital-related cost of shipping • SG&A expense declined (4%) driven primarily by lower marketing and distribution costs • Pleased with continued outperformance in 1 • Operating income of $299 million and net income of $186 million or $1.67 per diluted share our stores during the holiday season, which included strong growth in Sephora and our home and gifting initiatives • Sephora at Kohl’s drove a total beauty sales increase of over 60% with nearly 25% comparable beauty sales growth in the Sephora shops opened in 2021 and 2022 • Reduced inventory (10%), benefiting from new inventory disciplines, where we operate with greater flexibility 33 33 (1) The fourth quarter of 2023 included a 14th week, which contributed $0.09 in diluted EPS

Q4 2023 Gross Margin & SG&A Expense Performance Gross Margin SG&A Expense Leveraged 82 bps vs. Q4 2022 Increased 937 bps vs. Q4 2022 $1,677M 32.4% $1,610M 23.0% % Total 27.9% 27.0% Revenue Q4 2022 Q4 2023 Q4 2022 Q4 2023 Q4 2023 Gross Margin Takeaways Q4 2023 SG&A Takeaways • Reduced clearance markdowns • Lower marketing and distribution costs • Lower freight and digital-related cost of shipping • Disciplined expense management across organization 34

Q4 Key Metrics Consolidated Statement of Operations Three Months Ended (Dollars in Millions) February 3, 2024 January 28, 2023 Net Sales $ 5,710 $ 5,775 Total Revenue 5,956 6,019 Gross Margin Rate 32.4% 23.0% SG&A 1,610 1,677 Depreciation 187 200 Operating Income (Loss) 299 (302) Interest Expense 82 78 Provision (benefit) for Income Taxes 31 (107) Net Income (Loss) 186 (273) Diluted EPS $1.67 ($2.49) Key Balance Sheet Items February 3, 2024 January 28, 2023 (Dollars in Millions) Cash and Cash Equivalents $ 183 $ 153 Merchandise Inventories 2,880 3,189 Accounts Payable 1,134 1,330 Borrowings under revolving credit facility 92 85 Current portion of Long-term debt 0 275 Long-term Debt 1,638 1,637 February 3, 2024 February 3, 2024 Key Cash Flow items (Dollars in Millions) Three Months Ended Twelve Months Ended Operating Cash Flow $ 789 $ 1,168 Capital Expenditures (82) (577) Net, Finance lease and Financing obligations (23) (72) (1) $ 684 $ 519 Adj. Free Cash Flow (1) Adjusted Free Cash Flow is a non-GAAP ﬁnancial measure. Please refer to the reconciliation included in the Appendix for more information. 35

Healthy debt stack with opportunities to address near-term maturities $500M (1) 4.625% $427M 5.55% $353M 4.25% $113M $112M $101M (1) 10.75% 6.00% 6.875% $42M 7.25% May 2025 July 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2045 36 (1) Adjusted coupon rate $ IN MILLIONS

Leverage reconciliations Lease Adjusted Leverage Twelve Months Ended (Dollars in Millions) February 3, 2024 Borrowings under revolving credit facility $ 92 Long-term debt 1,638 • Remain committed to long-term lease adjusted Eight Times Cash Rent 4,584 leverage target of 2.5x Cash Rent Adjusted Debt 6,314 Net Income 317 • Current lease adjusted leverage of 3.6x consists of Provision for income taxes 56 1.0x related to long-term debt and revolver borrowings and the remaining 2.6x driven by Interest 344 leases (8x cash rent) Depreciation and amortization 749 Rent expense 271 EBITDAR 1,737 Adjusted debt to EBITDAR 3.6x 37

Adjusted free cash flow reconciliation Adjusted Free Cash Flow February 3, 2024 (Dollars in Millions) Three Months Ended Twelve Months Ended Operating Cash Flow $ 789 $ 1,168 Capital Expenditures (82) (577) Free Cash Flow 707 591 Finance lease and financing obligation payments (25) (93) Proceeds from financing obligations 2 21 Adjusted Free Cash Flow 684 519 Adjusted Free Cash Flow January 28, 2023 (Dollars in Millions) Twelve Months Ended Operating Cash Flow $ 282 Capital Expenditures (826) Free Cash Flow (544) Finance lease and financing obligation payments (106) Proceeds from financing obligations 11 Adjusted Free Cash Flow (639) Three Year Average Adjusted Free Cash Flow February 1, 2020 (Dollars in Millions) Three Years Ended Operating Cash Flow $ 1,818 Capital Expenditures (702) Free Cash Flow 1,116 Finance lease and financing obligation payments (126) Proceeds from financing obligations 4 Adjusted Free Cash Flow 994 38